Semi Annual Report

                                                                   JUNE 30, 2000

TEMPLETON DRAGON FUND, INC.

[FRANKLIN TEMPLETON LOGO]

[FRANKLIN TEMPLETON 50 ANNIVERSARY SEAL]


[MARK MOBIUS IMAGE]

MARK MOBIUS, PH.D.
President
Templeton Dragon Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


Your Fund's Goal: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the six months ended June 30, 2000. During this time, China's economy showed encouraging signs of recovery. Direct foreign investment rose, the trade surplus increased and the Chinese government announced plans to set up a trade system consistent with national as well as international practices. Also encouraging, China was granted permanent trade status by the U.S. Congress, putting it one step closer to entering the World Trade Organization. Although China has yet to conclude discussions with five other countries, it appears that one of its largest hurdles has been overcome.

Hong Kong's story was even more impressive than China's. In the first quarter of 2000, Hong Kong recorded its fastest


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.


CONTENTS
Shareholder Letter            1

Important Notice
to Shareholders               5

Performance Summary           6

Financial Highlights &
Statement of Investments      7

Financial Statements         12

Notes to the Financial
Statements                   15

[PYRAMID GRAPH]

Geographic Distribution
Based on Total Net Assets
6/30/00

[PIE CHART]

Hong Kong                                     40.8%
China                                         32.7%
Taiwan                                         5.9%
Philippines                                    2.2%
Thailand                                       1.5%
Singapore                                      1.2%
Short-Term Investments & Other Net Assets     15.7%


economic growth since 1987, reporting lower-than-expected unemployment, slowing deflation and rising imports and exports. In March, Financial Secretary Donald Tsang unveiled a budget with a much lower-than-expected fiscal deficit. No new taxes or increments in current taxes were included and a stamp duty on stock transactions was cut by 10%. Overall investor response to the budget was positive.

During the first half of the reporting period, the Hong Kong stock market suffered somewhat from tension between China and Taiwan due to their opposing stances on the "One-China" policy. However, soon after Chen Shui-bian was elected president of Taiwan, he reassured China he would not declare Taiwan's independence from China and was open to discussions on the subject. This reduced regional tension, relieved investor concern and benefited the Hong Kong stock market. Despite this, Hong Kong's stock market fell 5.07% during the six months under review.

China's market performed better during the period. The mainland Shenzhen "B" market rose 29.50% and China's Shanghai "B" market index rose 49.21%.(1) Taiwan's equity market proved to be disappointing, rising only 0.34% during the reporting period.

Within this environment, Templeton Dragon Fund provided a six-month cumulative return of -6.06% in market-price terms and -4.02% in net asset value terms, as shown in the Performance Summary on page 6.


1. The Shanghai and Shenzhen Stock Exchanges were established in 1990 and 1991. Two types of shares are offered -- A shares for Chinese nationals, and B shares for foreigners.

On June 30, 2000, the Fund held 32.7% of total net assets in China's market, 40.8% in Hong Kong and 5.9% in Taiwan. In Taiwan, we added holdings as market corrections provided an opportunity to pick up bargain-priced stocks at discounted valuations. On June 30, 2000, the real estate sector dominated the portfolio, followed by wireless telecommunications services, and food and drug retailing.

Looking forward, we are optimistic about the future of Hong Kong. Its reputation as a world-class financial center, history of competent financial management and strong adherence to law make the city an attractive place for investment. We believe that if trade continues to improve and a period of falling unemployment is sustained, the economy could grow in 2000, and we believe this growth could be reflected in Hong Kong's stock market over the long term. We are, however, more concerned about China. While the country is establishing itself as an important part of the world economy, its lack of momentum in reforming its economy continues to create risks for investors.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 924% in the last 15 years, but has suffered five quarterly declines of more than 20% each during that time.(2) Investing in any emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and


2. Source: Hang Seng Index. Based on quarterly percentage price change over 15 years ended 6/30/00. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


  Top 10 Holdings
  6/30/00

  Company                          % of Total
  Sector, Country                  Net Assets
  ---------------                  ----------
  China Mobile HK Ltd.                   11.0%
  Wireless Telecommunications
  Services, China

  Cheung Kong Holdings Ltd.               7.4%
  Real Estate, Hong Kong

  PetroChina Co. Ltd., H                  6.9%
  Oil & Gas, China

  HSBC Holdings PLC                       5.1%
  Banks, Hong Kong

  Dairy Farm International                5.0%
  Holdings Ltd.
  Food & Drug Retailing,
  Hong Kong

  Jardine Matheson Holdings Ltd.          4.2%
  Food & Drug Retailing,
  Hong Kong

  Hutchison Whampoa Ltd.                  3.6%
  Diversified Financials,
  Hong Kong

  China Unicom Ltd.                       2.6%
  Diversified Telecommunication
  Services, China

  Pacific Century Cyberworks Ltd.         2.0%
  Internet Software & Services,
  Hong Kong

  Hang Lung Development Co. Ltd.          2.0%
  Real Estate, Hong Kong

the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

We thank you for your continued support and interest in the Templeton Dragon
Fund.

Sincerely,

/s/ Mark Mobius

Mark Mobius

President

Templeton Dragon Fund, Inc.


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

IMPORTANT NOTICE TO SHAREHOLDERS

REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's recent action removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional repurchases, and the extent to which they may exceed the previous limitation, will be in the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund.

During the six months ended June 30, 2000, the Fund distributed $0.5982 in accordance with the Fund's managed distribution policy. To the extent the Fund's quarterly distributions exceed the Fund's actual net investment income and net capital gains for the Fund's fiscal year, a portion of the Fund's distributions may have to be reported to the Fund's shareholders as a return of capital for tax purposes. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your Fund shares, and affect the computation of a gain or loss when you sell your shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


SIX-MONTH PERFORMANCE SUMMARY
AS OF 6/30/00

Although the Board of Directors adopted a managed distribution policy for the Fund, distributions will vary based on earnings of the Fund's portfolio, as well as any profits realized from the sale of the portfolio's securities and the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


Six-Month Total Return        - 4.02% Based on change in Net Asset Value
                              - 6.06% Based on change in Market Price on
                                      the New York Stock Exchange (NYSE)

Net Asset Value (NAV)              $11.46 (6/30/00)       $12.75 (12/31/99)
Change in NAV                      - $1.29
Market Price (NYSE)                $8.6300 (6/30/00)      $9.8125 (12/31/99)
Change in Market Price             - $1.1825
Distributions (1/1/00 - 6/30/00)   Dividend Income        $0.5982


ADDITIONAL PERFORMANCE

                                                           Inception
                                     1-Year       5-Year    (9/8/94)
                                     ------       ------    --------
Cumulative Total Return(1)
   Based on change in
   net asset value                   - 8.67%      +0.78%     +4.92%
   Based on change in
   market price                     - 19.35%      -4.77%    -21.58%
Average Annual Total Return(2)
   Based on change in
   net asset value                   - 8.67%      +0.16%     +0.84%
   Based on change in
   market price                     - 19.35%      -0.97%     -4.12%


For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                        SIX MONTHS
                                           ENDED        YEAR ENDED DECEMBER 31,             YEAR ENDED MARCH 31,
                                       JUNE 30, 2000    -------------------------------------------------------------------
                                        (UNAUDITED)       1999          1998++      1998       1997       1996      1995+
                                       ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+++
(For a share outstanding throughout
  the period)
Net asset value, beginning of
  period...........................        $12.75         $10.00         $13.58     $18.25     $15.73     $13.97     $14.10
                                       ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income.............           .10            .31            .25        .37        .34        .37        .22
 Net realized and unrealized gains
   (losses)........................          (.70)          3.58          (3.23)     (3.58)      2.82       1.92       (.22)
                                       ------------------------------------------------------------------------------------
Total from investment operations...          (.60)          3.89          (2.98)     (3.21)      3.16       2.29         --
Underwriting expenses deducted from
  capital..........................            --             --             --         --         --         --       (.04)
                                       ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income.............          (.10)          (.32)          (.27)      (.35)      (.34)      (.47)      (.09)
 In excess of net investment
   income..........................          (.50)            --             --         --         --         --         --
 Net realized gains................            --             --             --       (.70)      (.30)      (.06)        --
 In excess of net realized gains...            --             --             --       (.41)        --         --         --
 Tax return of capital.............            --           (.82)          (.30)        --         --         --         --
                                       ------------------------------------------------------------------------------------
Total distributions................          (.60)         (1.14)          (.57)     (1.46)      (.64)      (.53)      (.09)
Capital share repurchases..........          (.09)            --           (.03)        --         --         --         --
                                       ------------------------------------------------------------------------------------
Net asset value, end of period.....        $11.46         $12.75         $10.00     $13.58     $18.25     $15.73     $13.97
                                       ------------------------------------------------------------------------------------
Total Return*
 Based on market value per share...       (6.06)%         50.11%       (30.08)%   (11.82)%      7.80%     21.11%   (19.34)%
 Based on net asset value per
   share...........................       (4.02)%         43.98%       (20.60)%   (16.39)%     20.76%     16.89%     (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's)..........................      $586,837       $673,869       $528,464   $733,533   $985,719   $849,510   $754,227
Ratios to average net assets:
 Expenses..........................         1.56%**        1.59%          1.59%**    1.53%      1.50%      1.52%      1.54%**
 Net investment income.............         1.64%**        2.80%          3.21%**    2.14%      1.93%      2.48%      2.99%**
Portfolio turnover rate............        69.53%         66.60%         39.92%     13.59%      8.73%      7.81%         --

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
++For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
+++Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 83.7%
AIRLINES .1%
*China Southern Airlines Co. Ltd., H........................        China           1,940,000     $    462,894
                                                                                                  ------------
AUTOMOBILES .8%
Qingling Motors Co. Ltd., H.................................        China          42,212,000        4,873,552
                                                                                                  ------------
BANKS 7.3%
*Bangkok Bank Public Co. Ltd. ..............................      Thailand             12,500            9,720
*Bangkok Bank Public Co. Ltd., fgn. ........................      Thailand          1,999,400        2,446,685
HSBC Holdings PLC...........................................      Hong Kong         2,602,404       29,712,000
Oversea Chinese Banking Corp. Ltd. .........................      Singapore           401,950        2,766,457
*Philippine National Bank...................................     Philippines        3,488,600        4,559,470
*Thai Farmers Bank Public Co. Ltd. .........................      Thailand          1,589,000        1,114,022
*Thai Farmers Bank Public Co. Ltd., fgn. ...................      Thailand          2,345,400        1,973,185
                                                                                                  ------------
                                                                                                    42,581,539
                                                                                                  ------------
BEVERAGES 1.7%
Fraser and Neave Ltd. ......................................      Singapore           984,400        3,501,481
+Tsingtao Brewery Co. Ltd., H...............................        China          35,454,000        6,458,338
                                                                                                  ------------
                                                                                                     9,959,819
                                                                                                  ------------
CHEMICALS .9%
Beijing Yanhua Petrochemical Co. Ltd., H....................        China          45,506,000        5,312,234
Shanghai Petrochemical Co. Ltd., H..........................        China             760,000          103,344
                                                                                                  ------------
                                                                                                     5,415,578
                                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES 1.1%
Cosco Pacific Ltd. .........................................      Hong Kong         8,038,000        6,341,475
                                                                                                  ------------
COMPUTERS & PERIPHERALS 2.0%
*Accton Technology Corp. ...................................       Taiwan           3,292,000        7,321,494
*Compal Electronics Inc. ...................................       Taiwan           1,312,000        3,216,104
*Ritek Corp. ...............................................       Taiwan             355,000        1,417,695
                                                                                                  ------------
                                                                                                    11,955,293
                                                                                                  ------------
CONSTRUCTION MATERIALS 1.0%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong         3,582,000        5,881,698
                                                                                                  ------------
DIVERSIFIED FINANCIALS 5.0%
Beijing Enterprises Holdings Ltd. ..........................      Hong Kong           904,000        1,066,899
Hutchison Whampoa Ltd. .....................................      Hong Kong         1,659,000       20,856,413
Jardine Strategic Holdings Ltd. ............................      Hong Kong           963,325        2,880,342
Swire Pacific Ltd., A.......................................      Hong Kong           779,000        4,556,900
                                                                                                  ------------
                                                                                                    29,360,554
                                                                                                  ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES 5.7%
Cable & Wireless HKT Ltd. ..................................      Hong Kong         4,243,346     $  9,335,546
*China Unicom Ltd. .........................................        China           7,286,000       15,468,718
Philippine Long Distance Telephone Co., ADR.................     Philippines          483,250        8,577,688
                                                                                                  ------------
                                                                                                    33,381,952
                                                                                                  ------------
ELECTRIC UTILITIES 3.0%
Beijing Datang Power Generation Co. Ltd., H.................        China          27,700,000        6,218,491
*Huaneng Power International Inc., ADR......................        China               8,100          107,831
*Huaneng Power International Inc., H........................        China          13,668,000        4,471,079
Shandong Huaneng Power Development Co. Ltd., ADR............        China           1,596,640        6,685,930
                                                                                                  ------------
                                                                                                    17,483,331
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS 2.4%
Hana Microelectronics Co. Ltd., fgn. .......................      Thailand              9,400           71,869
*Hon Hai Precision Industry Co. Ltd. .......................       Taiwan             965,000        8,710,065
*Via Technologies Inc. .....................................       Taiwan             326,000        5,027,597
                                                                                                  ------------
                                                                                                    13,809,531
                                                                                                  ------------
FOOD & DRUG RETAILING 10.1%
Dairy Farm International Holdings Ltd. .....................      Hong Kong        49,353,778       29,612,267
Jardine Matheson Holdings Ltd. .............................      Hong Kong         5,586,482       24,468,791
Ng Fung Hong Ltd. ..........................................      Hong Kong         9,624,000        5,154,414
Saha Pathanapibul Public Co. Ltd., fgn. ....................      Thailand             13,600           15,256
                                                                                                  ------------
                                                                                                    59,250,728
                                                                                                  ------------
FOOD PRODUCTS 1.5%
*UNI-President Enterprises Corp. ...........................       Taiwan          11,629,000        8,835,019
                                                                                                  ------------
HOTELS RESTAURANTS & LEISURE 1.7%
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong        16,234,500        9,423,770
Shangri-La Asia Ltd. .......................................      Hong Kong           574,000          677,434
                                                                                                  ------------
                                                                                                    10,101,204
                                                                                                  ------------
HOUSEHOLD DURABLES 1.7%
Guangdong Kelon Electrical Holdings Ltd., H.................        China          12,254,000        6,641,585
*TCL International Holdings Inc. ...........................        China           8,450,000        3,089,362
                                                                                                  ------------
                                                                                                     9,730,947
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES .4%
*China Aerospace International Holdings Ltd. ...............      Hong Kong        13,534,800        2,100,895
China Merchants Holdings International Co. Ltd. ............      Hong Kong           346,000          237,464
                                                                                                  ------------
                                                                                                     2,338,359
                                                                                                  ------------
INSURANCE .2%
*China Insurance International Holdings Co. Ltd. ...........      Hong Kong         5,418,000        1,112,055
                                                                                                  ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INTERNET SOFTWARE & SERVICES 2.0%
*Pacific Century Cyberworks Ltd. ...........................      Hong Kong         5,872,000     $ 11,600,426
                                                                                                  ------------
MARINE 1.1%
*China Shipping Development Co. Ltd., H.....................        China          36,510,000        6,650,700
                                                                                                  ------------
MEDIA .2%
Asia Satellite Telecommunications Holdings Ltd. ............      Hong Kong           277,000          946,987
                                                                                                  ------------
METALS & MINING .9%
+*Angang New Steel Co. Ltd., H..............................        China          49,036,000        4,969,461
Yanzhou Coal Mining Co. Ltd., H.............................        China           2,462,000          508,488
                                                                                                  ------------
                                                                                                     5,477,949
                                                                                                  ------------
OIL & GAS 6.9%
*PetroChina Co. Ltd., H.....................................        China         193,620,000       40,237,630
                                                                                                  ------------
PHARMACEUTICALS .3%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China          16,470,000        2,007,171
                                                                                                  ------------
REAL ESTATE 11.7%
Cheung Kong Holdings Ltd. ..................................      Hong Kong         3,951,000       43,715,284
Hang Lung Development Co. Ltd. .............................      Hong Kong        14,816,000       11,498,826
Henderson China Holdings Ltd. ..............................      Hong Kong         6,718,500        3,361,275
Hong Kong Land Holdings Ltd. ...............................      Hong Kong         6,001,200        9,601,920
United Industrial Corporation Ltd. .........................      Singapore         1,418,000          668,404
                                                                                                  ------------
                                                                                                    68,845,709
                                                                                                  ------------
ROAD & RAIL
Guangshen Railway Co. Ltd., H...............................        China             380,000           38,510
                                                                                                  ------------
TRANSPORTATION INFRASTRUCTURE 3.0%
*Anhui Expressway Co. Ltd., H...............................        China           2,232,000          194,702
Jiangsu Expressway Co. Ltd. ................................      Hong Kong        32,336,000        5,019,250
*Shenzhen Expressway Co. Ltd., H............................        China          22,360,000        3,097,867
*Zhejiang Expressway Co. Ltd., H............................        China          56,166,000        9,582,797
                                                                                                  ------------
                                                                                                    17,894,616
                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES 11.0%
*China Mobile HK Ltd. ......................................        China           7,333,000       64,672,784
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $449,528,823).....................                                       491,248,010
                                                                                                  ------------
PREFERRED STOCKS (COST $6,940,230) .6%
*Siam Commercial Bank, 5.25%, cvt. pfd., 144A, fgn. ........      Thailand          6,639,200        3,385,188
                                                                                                  ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                   COUNTRY         AMOUNT**          VALUE
--------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $92,051,169) 15.7%
U.S. Treasury Bills, 5.55% to 5.97%, with maturities to
  9/28/00...................................................    United States    $ 92,572,000     $ 92,107,796
                                                                                                  ------------
TOTAL INVESTMENTS (COST $548,520,222) 100.0%................                                       586,740,994
OTHER ASSETS, LESS LIABILITIES..............................                                            96,583
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $586,837,577
                                                                                                  ============

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated persons" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at June 30, 2000 were $11,427,799.
                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $548,520,222)....    $ 586,740,994
 Cash.......................................................        8,332,735
 Dividends and interest receivable..........................          705,303
                                                                -------------
      Total assets..........................................      595,779,032
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................        7,321,942
  Payables for shares repurchased...........................          479,094
  To affiliates.............................................          649,616
 Accrued expenses...........................................          490,803
                                                                -------------
      Total liabilities.....................................        8,941,455
                                                                -------------
Net assets, at value........................................    $ 586,837,577
                                                                =============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (26,185,268)
 Net unrealized appreciation................................       38,220,772
 Accumulated net realized loss..............................     (100,448,956)
 Capital shares.............................................      675,251,029
                                                                -------------
Net assets, at value........................................    $ 586,837,577
                                                                =============
Net asset value per share ($586,837,577 / 51,196,393 shares
  outstanding)..............................................           $11.46
                                                                =============

                       See Notes to Financial Statements.
 12

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $63,740)
 Dividends..................................................    $ 6,927,887
 Interest...................................................      3,137,637
                                                                -----------
      Total investment income...............................                   $  10,065,524
Expenses:
 Management fees (Note 3)...................................      3,968,767
 Administrative fees (Note 3)...............................        476,255
 Transfer agent fees........................................         81,178
 Custodian fees.............................................        120,525
 Reports to shareholders....................................         84,678
 Registration and filing fees...............................          1,883
 Professional fees..........................................        119,825
 Directors' fees and expenses...............................         21,215
 Other......................................................            218
                                                                -----------
      Total expenses........................................                       4,874,544
                                                                               -------------
            Net investment income...........................                       5,190,980
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     60,394,860
  Foreign currency transactions.............................       (215,317)
                                                                -----------
      Net realized gain.....................................                      60,179,543
      Net unrealized depreciation on investments............                    (107,134,338)
                                                                               -------------
Net realized and unrealized loss............................                     (46,954,795)
                                                                               -------------
Net decrease in net assets resulting from operations........                   $ (41,763,815)
                                                                               =============

                       See Notes to Financial Statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2000          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 1999
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   5,190,980         $ 16,594,529
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       60,179,543          (50,855,494)
  Net unrealized appreciation (depreciation) on
   investments..............................................     (107,134,338)         239,783,031
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (41,763,815)         205,522,066

 Distributions to shareholders from:
  Net investment income.....................................       (5,190,980)         (16,898,503)
  In excess of net investment income........................      (26,172,439)                  --
  Tax return of capital.....................................               --          (43,219,054)

 Capital share transactions (Note 2)........................      (13,903,888)                  --
                                                                -------------------------------------
    Net increase (decrease) in net assets...................      (87,031,122)         145,404,509

Net assets:
 Beginning of period........................................      673,868,699          528,464,190
                                                                -------------------------------------
 End of period..............................................    $ 586,837,577         $673,868,699
                                                                =====================================

Distributions in excess of net investment income included in net assets:
 End of period..............................................    $ (26,185,268)        $    (12,829)
                                                                =====================================

                       See Notes to Financial Statements.
 14

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock.

At June 30, 2000, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2000, 1,663,500 shares were repurchased for $13,903,888. The weighted average discount of market price to net asset value of shares repurchased during the period ending June 30, 2000 was 26%. During the year ended December 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through June 30, 2000, the Fund had repurchased a total of 2,810,700 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $549,198,015 was as follows:

Unrealized appreciation.....................................  $101,945,201
Unrealized depreciation.....................................   (64,402,222)
                                                              ------------
Net unrealized appreciation.................................  $ 37,542,979
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                  Capital loss carryovers expiring in:
                    2006.................................   $106,989,967
                    2007.................................     49,694,430
                                                            ------------
                                                            $156,684,397
                                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000 aggregated $368,699,170 and $478,683,561, respectively.

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NY 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON LOGO]

TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030


SEMIANNUAL REPORT

TRANSFER AGENT
ChaseMellon Shareholder Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTDF S00 08/00                         [RECYCLE LOGO] Printed on recycled paper